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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 2, 2002



                        NORTHERN BORDER PIPELINE COMPANY
             (Exact name of registrant as specified in its charter)



                 TEXAS                                333-88577                            74-2684967
     (State or other jurisdiction             (Commission File Number)                  (I.R.S. Employer
           of incorporation)                                                           Identification No.)



        1111 SOUTH 103RD STREET                                                               68124
            OMAHA, NEBRASKA                                                                (Zip Code)
    (Address of principal executive
               offices)


       Registrant's telephone number, including area code: (402) 398-7700


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         RE-AUDIT OF 1999 AND 2000 FINANCIAL STATEMENTS. Northern Border Pipeline Company (the "Partnership") announces that its independent public accountants, KPMG LLP ("KPMG"), have completed the re-audit of the Partnership's 1999 and 2000 financial statements, which were originally audited by Arthur Andersen LLP ("Arthur Andersen"). The reports of KPMG relating to the 1999 and 2000 financial statements are filed herein as Exhibit 99.01. No adjustments to the earnings, cash flows and balance sheet information were required by KPMG to amounts reported previously in the Partnership's reports on Form 10-K for the years ended December 31, 1999 and 2000.

         As previously announced, the Partnership, based upon the decision of its management committee, in February 2002 named KPMG as the Partnership's independent auditing firm replacing Arthur Andersen. KPMG conducted the audit of the Partnership's financial statements for the year ended December 31, 2001, and its report was included in the Partnership's 2001 10-K filing. The audit reports of Arthur Andersen on the Partnership's financial statements for 1999 and 2000 did not contain adverse opinions or disclaimers and were not qualified or modified as to audit scope, uncertainty or accounting principles. Arthur Andersen advised the Partnership that it has not withdrawn any of its opinions expressed in their auditor's report for any periods for which they conducted audits of the Partnership. While Arthur Andersen's audits of the 1999 and 2000 financial statements were comprehensive and complete and resulted in unqualified opinions, in order to provide investors with additional confidence, the Partnership's management committee requested for KPMG to re-audit the Partnership's financial statements for 1999 and 2000.

         AMENDMENT TO ITEM 10 OF 2001 FORM 10-K. Item 10 of the Partnership's Form 10-K for 2001 is being updated in light of the purchase by TransCanada PipeLines Limited of the general partner interest in the Partnership formerly owned by The Williams Companies, Inc. The amended portion of Item 10 now reads as follows:

                           In August 2002, TransCanada designated Paul MacGregor
                  as its member on the Partnership Policy Committee of Northern Border Partners, L.P. Mr. MacGregor is also TC PipeLines' alternate representative on our Management Committee. Additionally, Mr. MacGregor serves as the Vice President, Eastern Gas Development, of TransCanada a position he has held since September 1999 and as the Vice President, Business Development, of the general partner of TC PipeLines a position he has also held since April 1999. From July 1998 to September 1999, Mr. McGregor was Vice-President, North American Pipeline Investments for TransCanada's Transmission Division. From 1997 until July 1998, he was a Vice-President of Alberta Natural Gas Company Ltd. (energy services), a former subsidiary of TransCanada which has since merged into TransCanada. Mr. MacGregor started his career with TransCanada in 1981 and has held various other positions in the Facilities Planning and Evaluations, Finance and Operations Group.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

         Exhibit No. and Description of Exhibit

99.01 - Report of KPMG LLP


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NORTHERN BORDER PIPELINE COMPANY
                                        By: Northern Plains Natural Gas Company,
                                            Operator

                                        By:       /s/ Jerry L. Peters
                                           -------------------------------------
                                                      Jerry L. Peters
                                           Vice President, Finance and Treasurer


Dated:  October 2, 2002


                                       3
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                                  EXHIBIT INDEX


         99.01 - Report of KPMG LLP